Exhibit 10.2

FIRST AMENDMENT TO REVOLVING NOTE AND CASH SUBORDINATION AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING NOTE AND CASH SUBORDINATION AGREEMENT (this “Amendment”), is made and entered into as of April 28, 2014, by and among WILLIS SECURITIES, INC., a Delaware corporation (the “Broker/Dealer”), the several banks and other financial institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Broker/Dealer, the Lenders and the Administrative Agent are parties to a certain Revolving Note and Cash Subordination Agreement, dated as of March 3, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Broker/Dealer;

WHEREAS, the Broker/Dealer has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Broker/Dealer, the Lenders and the Administrative Agent agree as follows:

1. Amendments.

(a) Section 1(a) of the Credit Agreement is hereby amended by replacing the reference to “3rd day of March, 2015” with “28th day of April, 2015.”

(b) Section 1(c) of the Credit Agreement is hereby amended by replacing the reference to “3rd day of March, 2016” with “28th day of April, 2016.”.

(c) Section 7(a) of the Credit Agreement is hereby amended by replacing the reference to “effective date of this Agreement” to “28th day of April, 2014.”

2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Broker/Dealer shall have no rights under this Amendment, until the Administrative Agent shall have received (i) such fees as the Broker/Dealer has previously agreed to pay the Administrative Agent or any of its affiliates in connection with this Amendment, (ii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent) to the extent invoiced prior to the date hereof, and (iii) each of the following documents:

(a) executed counterparts to this Amendment from the Broker/Dealer and the Lenders;

(b) amended and restated (if applicable) Revolving Notes in the form attached hereto as Exhibit A executed by the Broker/Dealer in favor of each Lender;

(C) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Broker/Dealer as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which the Broker/Dealer is a party or is to be a party;

(d) a written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Weil, Gotshal & Manges LLP, New York counsel and/or in-house counsel to the Broker/Dealer covering such other matters relating to the Broker/Dealer, this Amendment or the transactions contemplated hereby as the Administrative Agent shall reasonably request.

3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Broker/Dealer hereby represents and warrants to the Lenders and the Administrative Agent:

(a) The execution, delivery and performance by the Broker/Dealer of this Amendment is within the Broker/Dealer’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder action;

(b) The execution, delivery and performance by the Broker/Dealer of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any requirement of Laws applicable to Broker/Dealer or any judgment, order or ruling of any Governmental Authority and (iii) will not give rise to a right thereunder to require any payment to be made by the Broker/Dealer;

(d) This Amendment has been duly executed and delivered for the benefit of or on behalf of the Broker/Dealer and constitutes a legal, valid and binding obligation of the Broker/Dealer, enforceable against the Broker/Dealer in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(e) After giving effect to this Amendment, all representations and warranties of the Broker/Dealer set forth in the Credit Agreement are true and correct in all material respects (or if such representation or warranty is itself modified by materiality or Material Adverse Effect, it shall be true and correct in all respects) on the date hereof (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and no Event of Default, Event of Acceleration or Funding Blockage Event has occurred and is continuing as of the date hereof.

4. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Broker/Dealer to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

5. Governing Law. This Amendment shall be made under, and shall be governed by, the laws of the State of New York in all respects.

6. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

7. Costs and Expenses. The Broker/Dealer agrees to pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto, in each case, in accordance with the terms of the Credit Agreement.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

9. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

10. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BROKER/DEALER:

WILLIS SECURITIES, INC.

By:	/s/ Antonio Ursano, Jr.
Name:	Antonio Ursano, Jr.
Title:	Director, President and Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT]

LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By:	/s/ Paula Mueller
Name: Paula Mueller
Title: Director

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Mark W. Plekos
Name: Mark W. Plekos
Title: Managing Director

LLOYDS BANK PLC, as a Lender

By:	/s/ Stephen Giacolone
Name: Stephen Giacolone G011
Title: Assistant Vice President

By:	/s/ Julia R. Franklin
Name: Julia R. Franklin F014
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Glenn Schuermann
Name: Glenn Schuermann
Title: Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Niels Pedersen
Name: Niels Pedersen
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ David Barclay-Watt
Name: David Barclay-Watt
Title: Director

SCOTIABANK (IRELAND) LIMITED, as a Lender

By:	/s/ Clive Sinnamon
Name: Clive Sinnamon
Title: Director Corporate Banking

By:	/s/ Mark Allen
Name: Mark Allen
Title: CFO

BANK OF AMERICA N.A., as a Lender

By:	/s/ Jason Cassity
Name: Jason Cassity
Title: Director

WELLS FARGO BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Genviève Piché
Name: Genviève Piché
Title: Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Ramal L. Moreland
Name: Ramal L. Moreland
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT]

EXHIBIT A

FINRA Form REV - 33R

EXHIBIT A

[AMENDED AND RESTATED] REVOLVING NOTE

For value received, WILLIS SECURITIES, INC. (“Broker/Dealer”)

hereby promises to pay to                     (the “Lender”)

on the             day of             , 2016 (“Scheduled Maturity Date”), the principal sum of the aggregate unpaid principal amount of all Advances made by the Lender to the Broker/Dealer under the terms of a Revolving Note And Cash Subordination Agreement between the Broker/Dealer and certain lenders from time to time parties thereto (collectively, the “Lenders”), SunTrust Bank (the “Administrative Agent”), as Administrative Agent, BMO Harris Bank, N.A., as Syndication Agent and Lloyds Bank plc, as Documentation Agent, dated the 3rd day of March, 2014 (the “Agreement”), as shown on the attached schedule. Such sum shall not exceed $            .

The Broker/Dealer also promises to pay interest on the unpaid principal amount of each Advance hereunder from the date of each such Advance until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum established as set forth in Rider A of the Agreement, said interest to be payable on each Interest Payment Date as set forth in Rider A of the Agreement.

This Revolving Note is subject in all respects to the provisions of the Agreement, which are deemed to be incorporated herein and a copy of which may be examined at the principal office of the Broker/Dealer.

All principal and interest payable hereunder shall be due and payable in accordance with the terms of the Agreement. Principal and interest payments shall be in money of the United States, lawful at such times for the satisfaction of public and private debts.

The Broker/Dealer promises to pay costs of collection, including reasonable attorney’s fees, if default is made in the payment of this Revolving Note.

The terms and provisions of this Revolving Note shall be governed by the applicable laws of the State of New York.

[This Revolving Note is an amendment and restatement of that certain Revolving Note dated March 3, 2014, in the original principal amount of $            , executed by the Broker/Dealer in favor of the Lender, and is not a novation.]

(Signature Page Follows)

IN WITNESS HEREOF the parties hereto have set their hands and seals this             day of             , 2014.

By:

Name:

Title:
(Broker/Dealer)

[Signature Page – Revolving Note]

FINRA Form REV - 33R

SCHEDULE to EXHIBIT A

SCHEDULE

Advances/Payments and Interest of Account Referred to in the Revolving Note

Commitment Amount $

Date of Advance	Amount Advanced	Interest Rate	Date of Re- Payment	Principal Amount Re- Paid	Date of Interest Paid	Amount of Interest Paid	Outstanding Amount after Transaction	Signature

[SIGNATURE PAGE TO FIRST AMENDMENT]